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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-101983; 333-32547; 333-26045; 33-16077;
33-42352; 33-55123; 33-64683; 333-07177; 333-56373; 333-68074; and 333-73700)
and Form S-3 (Nos. 333-75632 and 333-47564) of Teradyne, Inc. of our report dated January 13, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 27, 2003